UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2024

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 AGIOUGEORGIOU, PILEA, THESSALONIKI, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On July 19, 2024, Cosmos Health Inc. (the “Company”) announced that, on the same day, it received a notification letter (the “Notification Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”), informing the Company that it has regained compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

As previously reported, on March 20, 2024, the Company received a letter from Nasdaq indicating that the Company had failed to maintain a minimum bid price of $1.00 per share for thirty (30) consecutive business days in accordance with Nasdaq Listing Rule 5550(a)(2). The Company had been provided an initial period of one hundred eighty (180) calendar days from March 20, 2024 to regain compliance by the closing bid price of the Company’s common stock being at least $1.00 per share for ten (10) consecutive business days.

The Notification Letter confirmed that the Company achieved a closing bid price of $1.00 or greater per common share for ten (10) consecutive business days from July 5, 2024 to July 18, 2024, thereby regaining compliance with the Minimum Bid Price Requirement. Accordingly, Nasdaq has determined that this matter is now closed.

A press release announcing the matters described above and titled “Cosmos Health Regains Compliance with Nasdaq Minimum Bid Price Rule” is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number

99.1	Press Release dated July 19, 2024 titled “Cosmos Health Regains Compliance with Nasdaq Minimum Bid Price Rule.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: July 22, 2024	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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